UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K EQUIVALENT - Informational

CURRENT REPORT

August 10, 2005

Date of Report (Date of Earliest Event Reported)

AMERICAN ROCK SALT COMPANY LLC

(Exact Name of Registrant as Specified in Charter)

New York	N/A	16-1516458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3846 Retsof Road, Retsof, New York	14539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 243-9510 ext. 1164

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K Equivalent is only being filed for informational purposes pursuant to the Indenture governing American Rock Salt Company LLC’s 9 1/2% Senior Secured Notes due 2014.

SECTION 7 – Regulation FD

ITEM 7.01 – Regulation FD Disclosure.

On Thursday, August 11, 2005, a conference call is scheduled to discuss the results of American Rock Salt Company LLC for the quarter ended June 30, 2005.

Conference call information is as follows:

• Date and Time:	Thursday, August 11, 2005, at 1:00 PM EDT

• Dial-In Number:	(800) 930-1344

• Passcode:	9436764

• Company:	American Rock Salt Company LLC

• Host:	Ray Martel

• Meeting Title:	Quarter Ended June 30, 2005

• Replay telephone number:*	(719) 457-0820

• Replay available:*	From 3 p.m. EDT Thursday, August 11, 2005 through midnight Wednesday, August 17, 2005

*	Callers need confirmation code 9436764 to access the replay.

SIGNATURES

The registrant has duly caused this Report on Form 8-K Equivalent to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ROCK SALT COMPANY LLC
(Registrant)

By:	/s/ Raymond R. Martel
Name:	Raymond R. Martel
Title:	Chief Financial Officer (Principal Financial Officer)

Dated: August 10, 2005